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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): November 17, 2000


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2000-5)


                     Financial Asset Securities Corporation
                     --------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                      333-84929               06-1442101
           --------                      ---------               ----------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)


  600 Steamboat Road
Greenwich, Connecticut                                             92618
-----------------------                                            -----
 (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------

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                                                      -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On November 1, 2000, a single series of certificates, entitled Option One Mortgage Loan Trust 2000-5, Asset-Backed Certificates, Series 2000-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among the Financial Asset Securities Corporation as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, N.A. as trustee. The Certificates consist of six classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class S Certificates," the "Class P Certificates," the "Class BIO Certificates," the "Class X Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $237,001,865 as of October 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 1, 2000, between the Depositor and UBS Principal Finance LLC. The Class A Certificates (the "Underwritten Certificates") were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated October 27, 2000, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 27, 2000, and the Prospectus, dated October 13, 2000 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class S Certificates, the Class P Certificates, the Class BIO Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -3-



                      Initial Certificate Principal
Class                Balance or Percentage Interest           Pass-Through Rate
-----                ------------------------------           -----------------

  A                           $237,001,000                      LIBOR + 0.25%

-----------------
(1) Initial Notional Amount



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                                       -4-



Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


         Exhibit No.                                     Description
         -----------                                     -----------

             4.1 Pooling and Servicing Agreement,, dated as of October 1, 2000, among Financial Asset Securities Corporation as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, N.A. as trustee relating to the Series 2000-5 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 2000

                                            FINANCIAL ASSET SECURITIES
                                            CORPORATION


                                            By:      /s/Frank Skibo
                                                     -----------------
                                            Name:    Frank Skibo
                                            Title:   Vice President





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                                Index to Exhibits
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       Exhibit No.                              Description
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           4.1              Pooling and Servicing Agreement,, dated as of
                            October 1, 2000, among Financial Asset Securities Corporation as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, N.A. as trustee relating to the Series 2000-5 Certificates.